                                                                   Exhibit 4.2

---------                                                          --------
 NUMBER                             [LOGO]                          SHARES
---------                                                          --------
VLC
                                  ValiCert(R)
                                      ....
                          Securing e-Transactions(TM)

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This certifies that                          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                        CUSIP 91915Q 10 5

is the record holder of

   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE OF

     ---------------------------               --------------------------
-------------------------------- ValiCert, Inc.--------------------------------
     ---------------------------               --------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                    [SEAL]
/s/ Srinivasan Krishnan                               /s/ Joseph Amram
-----------------------                               -----------------
Chairman and Secretary                                President and Chief
                                                      Executive Officer
COUNTERSIGNED AND REGISTERED:
   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
      TRANSFER AGENT AND REGISTRAR


                   AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common                                UNIF GIFT MIN ACT -- ...............Custodian................
     TEN ENT  --  as tenants by no entireties                                                  (Cust)                  (Minor)
     JT TEN   --  as joint tenants with right of                                           under Uniform Gifts to Minors
                  survivorship and not as tenants                                          Act.....................................
                  in common                                                                             (State)
                                                                      UNIF TRF MIN ACT --  ............Custodian (until age ......)
                                                                                              (Cust)
                                                                                           .................under Uniform Transfers
                                                                                               (Minor)
                                                                                           to Minors Act...........................
                                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________

                                       X _______________________________________

                                       X _______________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed




By ____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-18